Other operating income (expenses), net	12 Months Ended
Dec. 31, 2024
Other operating income (expenses), net
Other operating income (expenses), net
10.	Other operating income (expenses), net

Other operating income (expenses), net consist of the following:

	Years ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Impairment of streamer’s assets (1)	—	—	(75,472,692)
Contingent litigation income (expenses) (2)	13,677,331	(2,144,701)	(154,256,908)
Reimbursements from ADR program	17,522,805	19,777,194	8,706,513
Government subsidies	48,352,432	29,733,380	5,234,088
Others	42,661,262	(15,051,332)	15,614,881
Total	122,213,830	32,314,541	(200,174,118)
(1)	Impairment of streamer’s assets includes impairment of agency contract rights of intangible assets, net and impairment of prepayment of cooperation costs to top streamers of other non-current assets.
(2)

Contingent litigation income expenses in 2024 primarily include RMB16,023,825 arising from class action suit (see Note 20) and a voluntary return of RMB111,720,000 in connection with investigations by relevant government authorities against certain third-party streamers for their historical illegal activities. The Group voluntarily returned gains that were related to these streamers’ historical illegal activities to the relevant government authorities, as the Group is not entitled to retain such gains pursuant to PRC laws. There remain uncertainties regarding future developments or regulatory investigations into streamers’ historical illegal activities. No additional liability is accrued with this regard as of December 31, 2024.